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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 28, 2001
                                                 ---------------



                               DRUG EMPORIUM, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)




   Delaware                           0-16998               31-1064888
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   (State or Other Jurisdiction       (Commission           (IRS Employer
   Incorporation)                     File Number)          Identification No.)




   155 HIDDEN RAVINES DRIVE, POWELL, OHIO                      43065
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   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (740) 548-7080
                                                   --------------




                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On August 28, 2001, the United States Bankruptcy Court for the Northern District of Ohio (Eastern Division) (the "Bankruptcy Court"), confirmed the FIRST AMENDED JOINT PLAN OF REORGANIZATION OF THE DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE (the "Plan") of Drug Emporium, Inc., a Delaware corporation (the "Company") and its subsidiaries. Subsequently, the Company issued a press release announcing that the Plan had been confirmed. The press release is furnished as Exhibit 99.1 to this Form 8-K. The order entered by the Bankruptcy Court on September 4, 2001 confirming the Plan (the "Confirmation Order") is furnished as Exhibit 99.2 to this Form 8-K. The Plan is attached as Exhibit 1 to the Confirmation Order. The Affidavit of Terry L. Moore which is referenced in the Confirmation Order is attached as Exhibit 99.3 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No                 Description
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          99.1          Press Release
          99.2          Confirmation Order
          99.3          Affidavit of Terry L. Moore


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant bas duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DRUG EMPORIUM, INC.


Date:  September 4, 2001                    By:     /s/ Terry L. Moore
                                                --------------------------------
                                            Terry L. Moore
                                            Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No                 Description
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          99.1          Press Release
          99.2          Confirmation Order
          99.3          Affidavit of Terry L. Moore